SECOND AMENDMENT TO ASSIGNMENT AND ASSUMPTION OF SUBLEASE

This Second Amendment to Assignment and Assumption of Sublease (the "**Amendment**"), dated as of February __, 2007, is executed by and between The New York Mortgage Company LLC, having an office at 1301 Avenue of the Americas, 7th Floor, New York, New York 10019 (the "**Assignor**") and Lehman Brothers Holdings Inc., having an office at 1301 Avenue of the Americas, 9th Floor, New York, New York 10019 (the "**Assignee**").

WHEREAS, 1301 Properties, L.L.C. as successor-in-interest to Tishman Speyer Crow Limited partnership, as landlord (the "**Overlandlord**") and Pricewaterhouse Coopers, LLP, as successor-in-interest to Coopers & Lybrand, as tenant (the "**Sublandlord**") are parties to a certain lease agreement dated December 22, 1989, as amended (the "**Overlease**") pursuant to which Overlandlord leased certain premises more particularly described in the Overlease (the "**Overleased Premises**") to Sublandlord in the building located at 1301 Avenue of the Americas, New York, New York (the "**Building**");

WHEREAS, Assignor, as subtenant, and Sublandlord, as sublandlord, are parties to a certain Agreement of Sublease dated May 15, 2003 (the "**Sublease**") pursuant to which Sublandlord subleased a certain portion of the Overleased Premises to Assignor designated as the entire 7th floor of the Building and more particularly described in the Sublease (the "**Subleased Premises**");

WHEREAS, Assignor and Assignee entered into that certain Assignment and Assumption of Sublease dated as of November 15, 2006 (as previously amended, the "**Assignment**"), pursuant to which Assignor agreed to assign to Assignee, and Assignee agreed to accept and assume, all of Assignor's right, title and interest in and to the Sublease, subject to the terms and conditions therein;

WHEREAS, Assignor and Assignee previously entered into that certain First Amendment to the Assignment, dated as of January __, 2007;

WHEREAS, Assignor and Assignee desire to further amend the Assignment as set forth hereinbelow;

NOW THEREFORE, that for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor and Assignee hereby amend the Assignment as follows:

1. References in Sections 5 and 6 of the Assignment to "April 1, 2007" shall be deleted and replaced with references to "May 1, 2007." The following phrase is deleted from Section 5 of the Assignment: "any other amounts due to Assignor as provided in this Assignment and the Escrow Agreement together with".

2. Section 7 and the first paragraph of Section 8 of the Assignment are hereby deleted and of no force or effect.

3. Section 3 of the Escrow Agreement is hereby amended as required to reflect the revisions to the dates set forth in Section 1 of this Amendment.

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Amendment as of the date first written above.

Assignor:

The New York Mortgage Company, LLC

By: ______________________________

Name:

Title:

Assignee:

Lehman Brothers Holdings Inc.

By: ______________________________

Name:

Title:

For purposes of acknowledging and agreeing to the provisions of Section 3 of this Amendment only:

Escrowee:

Willkie Farr & Gallagher LLP

____

Partner

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Amendment as of the date first written above.

Assignor:

The New York Mortgage Company, LLC

By: ______________________________
Name: Steven B. Schnall
Title: President / Chief Executive Officer

Assignee:

Lehman Brothers Holdings Inc.

By: ______________________________
Name: Mark J. Marcucci
Title: Vice President

For purposes of acknowledging and agreeing to the provisions of Section 3 of this Amendment only:

Escrowee:

Willkie Farr & Gallagher LLP

____
Partner

IN WITNESS WHEREOF, and intending to be legally bound hereby, the parties have duly executed this Amendment as of the date first written above.

Sublandlord:

Pricewaterhouse Coopers, LLP,
a Delaware limited liability partnership

By: ______________________________
Name:
Title:

Subtenant:

Lehman Brothers Holdings Inc.,
a Delaware corporation

By: ______________________________
Name: Mark J. Marcucci
Title: Vice President

IN WITNESS WHEREOF, Landlord, Tenant/Sublandlord, Subtenant/Assignor and Assignee have executed this Consent on the day and year first above written.

WITNESS/ATTEST:

____

Name (print): _______________

____

Name (print): _______________

LANDLORD:

1301 PROPERTIES OWNERS, L.L.C., a Delaware limited liability company

By: 1301 Mezzanine Borrower, L.L.C., a Delaware limited liability company, its sole member

By: 1301 Properties, L.L.C., a Delaware limited liability company, its sole member

By: 1301 Managing Member, L.L.C., a Delaware limited liability company, its managing member

By: 1301 Avenue of the Americas Limited Partnership, a Delaware limited partnership, its sole member

By: 1301 Investor L.P., a Delaware limited partnership, its general partner

By: EOP-1301 GP, L.L.C., a Delaware limited liability company, its general partner

By: 1301 Limited Partner, L.L.C., a Delaware limited liability company, its sole member

By: EOP Operating Limited Partnership, a Delaware limited partnership, its sole member

By: Equity Office Properties Trust, a Maryland real estate investment trust, its general partner

By: _______________________

Name: _______________________

Title: _______________________

WITNESS/ATTEST:

____

Name (print): _______________

____

Name (print): _______________

TENANT/SUBLANDLORD:

PRICEWATERHOUSECOOPERS LLP, a Delaware limited liability partnership

By: _______________________

Name: _______________________

Title: _______________________

WITNESS/ATTEST:

____

Name (print): Claudia Rojas

____

Name (print): A Bradley Howe

SUBTENANT/ASSIGNOR:

THE NEW YORK MORTGAGE COMPANY, LLC., a New York limited liability company

By: _______________________

Name: Steven B. Schnall

President / Chief Executiv..

Title: _______________________

WITNESS/ATTEST:	ASSIGNEE:
[signature]	LEHMAN BROTHERS HOLDINGS INC., a Delaware corporation
Name (print): Meredith Ch[illegible]	By: [signature]
[signature]	Name: Mark J. Marcucci
Name (print): TERENCE HALES	Title: Vice President